SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Rock of Ages Corporation

---------------------------------

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ROCK OF AGES LOGO]

ROCK OF AGES CORPORATION

772 GRANITEVILLE ROAD

GRANITEVILLE, VERMONT 05654

May 4, 2001

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at 560 Graniteville Road, Graniteville, Vermont on Tuesday, June 5, 2001 at 10:00 a.m., local time.

We encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement, as well as the enclosed 2000 Annual Report.

After the business items of the annual meeting are completed, a group of our officers will make presentations and answer your questions about our retail operations and growth strategy and our quarrying, manufacturing and retailing operations. This will be followed by lunch and tours of our quarries and manufacturing plants. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people.

We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly mail the enclosed proxy card(s) in the envelope provided or otherwise vote the proxy as indicated.

Sincerely,

Kurt M. Swenson

Chairman, President and

Chief Executive Officer

ROCK OF AGES CORPORATION

772 Graniteville Road

Graniteville, Vermont 05654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 5, 2001

To the Stockholders of Rock of Ages Corporation:

Notice is hereby given that the Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at 560 Graniteville Road, Graniteville, Vermont, on Tuesday, June 5, 2001 at 10:00 a.m., local time, for the following purposes:

1. To elect three Class I Directors, each for a three-year term expiring at the annual meeting of stockholders in 2004, and until their respective successors are duly elected and qualified.

2. To ratify the selection of KPMG LLP as the Company's independent auditors for the 2001 fiscal year.

3. To transact any other business that may properly come before the annual meeting or any adjournment thereof.

The close of business on April 16, 2001 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

Your vote is important. Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote the proxy as indicated. Please note that separate proxy cards have been provided for the Company's Class A Common Stock and Class B Common Stock. If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote both proxies so that all of your shares may be voted. If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

By Order of the Board of Directors

Michael B. Tule

Secretary

ROCK OF AGES CORPORATION

PROXY STATEMENT

SOLICITATION

This Proxy Statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies (each a "Proxy," and collectively the "Proxies") to be voted at the Company's 2001 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof. The Meeting will be held at 560 Graniteville Road, Graniteville, Vermont, on Tuesday, June 5, 2001 at 10:00 a.m., local time. The principal offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained MalCon Proxy Advisers, Inc. to assist in the solicitation of proxies. They will be paid an aggregate fee for their services estimated to be $2,500, and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the company may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

This Proxy Statement, the accompanying Proxy and the Company's 2000 Annual Report are being first mailed to stockholders of the Company on or about May 4 , 2001.

RECORD DATE AND VOTING SECURITIES

Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 16, 2001, (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had outstanding (i) 4,751,219 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,751,219 votes, and (ii) 2,816,438 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 28,164,380 votes. Accordingly, at the close of business on the Record Date, 7,566,757shares of Common Stock were outstanding, representing a total of 32,915,599 votes.

The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than announcement at the Meeting, until a quorum is present. If a quorum is present at the Meeting, the Class I directors will be elected by a plurality of the votes cast either in person or by Proxy at the Meeting. Ratification of the selection of KPMG LLP as the Company's independent auditors for the 2001 fiscal year will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting.

All duly executed Proxies received prior to the Meeting and not revoked will be voted in accordance with the directions specified thereon. If no direction has been specified in a duly executed Proxy, the shares represented thereby will be voted for the election of each of the nominees for Class I directors specified herein and for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 2001 fiscal year. Shares represented by a duly executed Proxy will be voted in the discretion of the persons named in the Proxy in connection with any other matter that may properly come before the Meeting. The Company has not received notice of any such matter as required by the Company's Amended and Restated By-Laws (the "By-Laws") in order to be presented at the Meeting. A stockholder given a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a written notice of revocation, by signing and delivering to the Secretary of the Company a Proxy bearing a later date or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy. If you wish to vote your shares in person at the Meeting and your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of nominees for directors. Abstentions will have the effect of a vote against the ratification of KPMG LLP as the Company's independent auditors because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting. A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' Proxies in their own discretion with respect to both proposals to be voted upon at the Meeting, and, accordingly, broker non-votes will not occur with respect to either of such proposals.

GENERAL

On February 15, 2001, the Board voted to increase the number of directors from seven members to nine members. The Board currently consists of eight members. In accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the members of the Board are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified. The Certificate of Incorporation also provides that each such class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Board now consists of eight members, with three directors in Class II and Class III and two directors in Class I. The term of office of the Class I directors expires at the Meeting. The Class II and III directors are serving terms that expire at the annual meeting of stockholders in 2002 and 2003, respectively.

James L. Fox and Charles M. Waite, the Class I directors whose terms are expiring at the Meeting, and Douglas M. Schair, a new nominee, have been nominated by the Board for election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2004 and until their successors are duly elected and qualified. The election of three Class I nominees will increase the number of directors to nine.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS I DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS I DIRECTORS.

Stockholders may not cumulate their votes in the election of directors. The three nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors. If any nominee becomes unavailable for any reason, then the shares represented by a Proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable. Discretionary authority to do so is included in the Proxies.

The following table sets forth the names, ages and position with the Company or its affiliates of the persons who have been nominated for election as Class I directors and other current directors of the Company.

NAME	AGE	TITLE
NOMINEES FOR CLASS I DIRECTORS
(FOR TERM EXPIRING AT 2004 ANNUAL MEETING)

James L. Fox (1)	49	Director

Douglas M. Schair	56	Director

Charles M. Waite (1)	68	Director

CONTINUING CLASS II DIRECTORS
(TERM EXPIRES AT 2002 ANNUAL MEETING)

George R. Anderson	61	Director

John L. Forney	39	President and Chief Operating Officer/Memorials Division; Chief Financial Officer and Treasurer; Director

Frederick E. Webster Jr. (1)	63	Director

CONTINUING CLASS III DIRECTOR
(TERM EXPIRES AT 2003 ANNUAL MEETING)

Jon M. Gregory	51	President and Chief Operating Officer/Quarries Division, Director

Richard C. Kimball	60	Chief Strategic and Marketing Officer, Director

Kurt M. Swenson	56	President, Chief Executive Officer, Chairman of the Board

(1) Member of the Audit Committee and the Compensation Committee

Certain additional information concerning the directors, nominees for director, and executive officers of the Company is set forth below.

DIRECTORS

George R. Anderson has been a director of the Company since 1984. From 1984 until February 1999, Mr. Anderson was also Chief Financial Officer and Treasurer and until April 1999 Mr. Anderson was Senior Vice President/Finance. Mr. Anderson joined the Company in 1969 as Chief Accountant and subsequently held the position of Controller. He has been a director of the Barre Granite Association and a trustee of the Granite Group Insurance Trust and the Barre Belt Multi-Employer Pension Plan. Mr. Anderson's current term as a director of the Company will expire in 2002.

John L. Forney has been President and Chief Operating Officer/Memorials Division since January 2001 and Chief Financial Officer and Treasurer of the Company since February 1999. He has been a director of the Company since February 2001. Prior to assuming these positions and since 1996, Mr. Forney was Senior Vice President of Finance at Raymond James & Associates, Inc. From 1994 to 1996, Mr. Forney was a Vice President at Morgan Stanley & Company. Mr. Forney's current term as a director will expire in 2002.

James L. Fox has been Vice President-Corporate Development and Chief Financial Officer of Gomez, Inc., a research and consulting firm specializing in Internet quality measurement, since July 2000. He was Vice Chairman of PFPC Inc., a division of the PNC Financial Services Group, Inc. since December 1, 1999. He was President of First Data Investor Services Group, Inc., a division of First Data Corporation since 1989. Mr. Fox has been a director of the Company since October 1997. Mr. Fox's current term as a director of the Company will expire at the Meeting.

Jon M. Gregory has been President and Chief Operating Officer/Quarries Division of the Company since 1993. Mr. Gregory was elected by the Board of Directors to his current directorship in October 1998. Since joining the Company in 1975, Mr. Gregory has served in various positions including Senior Vice President - Memorials Division, Manager of Manufacturing and line production supervisor. Mr. Gregory's current term as a director will expire in 2003.

Richard C. Kimball has been Chief Strategic and Marketing Officer since January 2001.From 1993 to January 2001, he was Chief Operating Officer/Wholesale Division of the Company. From 1993 to February 2001, he served as Vice Chairman of the Board of Directors of the Company. He has been a director of the Company since 1986. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball's current term as a director of the Company will expire in 2003.

Douglas M. Schair has been a principal of Insurance Investment Associates since 1975. From 1988 to 1998, Mr. Schair was Vice Chairman and Chief Investment Officer of Life Re Corporation. Mr. Schair is Vice Chairman of the Board of SatelLife, a nonprofit humanitarian organization dedicated to serving the health communication and information needs in the developing world. He is a trustee of Colby College. Mr. Schair is a nominee for Class I director.

Kurt M. Swenson has been President, Chief Executive Officer and Chairman of the Board of the Company since 1984. Prior to the Company's initial public offering of Class A Common Stock (the "IPO"), Mr. Swenson had been the Chief Executive Officer and a director of Swenson Granite Company, Inc. ("Swenson Granite") since 1974, and currently serves as non-officer Chairman of the Board of Swenson Granite Company LLC ("Swenson LLC"), a Delaware limited liability company engaged in the granite curb and landscaping business. He is also a director of the American Monument Association, the Funeral and Memorial Information Council, the National Building Granite Quarries Association and Group Polycor International. Mr. Swenson's current term as a director of the Company will expire in 2003.

Charles M. Waite has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire at the Meeting.

Frederick E. Webster Jr., Ph.D. has been a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College since 1965. He is also a management consultant and lecturer. Mr. Webster has been a director since October 1997. Mr. Webster's current term as a director of the Company will expire in 2002.

Board Actions; Committees of the Board of Directors

The Board of Directors of the Company met five times and acted by unanimous written consent one time in 2000. Each of the directors attended all the meetings of the Board and all of the meetings of the committees of the Board on which they served.

The Board currently has two standing committees, the Audit Committee and the Compensation Committee. The functions of these committees and the number of meetings held during 2000 are described below.

The principal function of the Compensation Committee, which consists of Messrs. Fox, Waite and Webster, is to review periodically the suitability of, and to make recommendations to the Board concerning, the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee also administers, and makes grants of stock based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994 Plan"). The Compensation Committee met three times as a committee and acted by unanimous written consent one time during 2000.

The principal function of the Audit Committee, which consists of Messrs. Fox, Waite and Webster, is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. The Audit Committee reviews the systems, the procedures and the activities of the public accounting firm performing the external audit. The Audit Committee met twice as a committee during 2000.

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of three non-employee directors who are independent for purposes of the National Association of Securities Dealers listing standards. The Audit Committee operates under, and has the responsibilities set forth in, the written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees),as modified or supplemented, and the Audit Committee discussed with the independent accountants the acccounting firm's independence.

Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission on March 30, 2001.

AUDIT COMMITTEE

James L. Fox (Chairman)

Charles M. Waite

Frederick E. Webster Jr.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 25, 2001, certain information with respect to the beneficial ownership of the Common Stock by each (i) director, (ii) executive officer,(iii) beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, based on Securities and Exchange Commission filings and other available information, and (iv) by all directors and executive officers of the Company as a group. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed opposite such person's name.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (2)
	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED

Wellington Management Company, LLP (3)
75 State Street
Boston, MA 02109	-	-	808,000	17.0%

Douglas M. Schair (4)
PO Box 402
Portland, ME 04112	-	-	385,173	8.1%

Dimensional Fund Advisors, Inc. (5)
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401	-	-	333,700	7.0%
Kurt M. Swenson (6) **	1,005,000	35.7%	1,135,000	19.7%
Kevin C. Swenson (7)	1,023,489	36.3%	1,023,489	17.7%
Robert L. Pope	161,375	5.7%	161,375	3.3%
Richard C. Kimball (8) **	34,126	1.2%	139,926	2.9%
John E. Keith**	-	-	40,540	*
George R. Anderson (9) **	25,000	*	75,000	1.6%
Jon M. Gregory (10) **	40,000	1.4%	79,126	1.7%
Charles M. Waite **	29,126	1.0%	30,000	*
James L. Fox **	-	-	1,000	*
John L. Forney **	-	-	-	-
Frederick E. Webster **	-	-	-	-
All directors and executive officers as a group (9 persons)	1,133,252	40.2%	1,500,592	25.4%

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** Executive Officer and/or Director

* Less than 1%

(1) The business address of each director and executive officer of the Company is c/o Rock of Ages Corporation, 772 Graniteville Road, Graniteville, Vermont 05654.

(2) For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on April 25, 2001 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3) According to a Schedule 13G dated February 13, 2001, Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the listed shares which are held of record by its clients.

(4) Based solely on Mr. Schair's Schedule 13D dated December 22, 2000 and information provided by Mr. Schair as of March 9, 2001.

(5) According to a Schedule 13G dated February 2, 2001, Dimensional Fund Advisors, Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares which are held of record by certain investment companies, trusts or other accounts that it advises or manages.

(6) Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 5,000 shares of Class B Common Stock subject to currently exercisable options. Includes 1,000,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares.

(7) Kevin C. Swenson is the brother of Kurt M. Swenson.

(8) Includes 10,000 shares of Class A Common Stock subject to currently exercisable options and 5,000 shares of Class B Common Stock subject to currently exercisable options.

(9) All 25,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

(10) All 40,000 shares of Class B Common Stock listed are subject to currently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock and other equity securities of the Company to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports furnished to the Company during or in respect of the fiscal year ended December 31, 2000, the Company believes all Section 16(a) filing requirements were satisfied.

EXECUTIVE COMPENSATION AND OTHER INFORMATION.

The following table sets forth compensation and certain other information with respect to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the years ended December 31, 2000, 1999 and 1998.

SUMMARY COMPENSATION TABLE

				LONG-TERM
				COMPENSATION
				SECURITIES
		SALARY	BONUS	UNDERLYING	ALL OTHER
NAME AND PRINCIPAL POSITION	YEAR	ANNUAL COMPENSATION		OPTIONS (#)	COMPENSATION (1)
----------------------------------------------------	--------	-----------------------------------------		--------------------	-----------------------------

Kurt M. Swenson	2000	$340,080	$0	-	$1,200
President, Chief Executive Officer and	1999	$340,080	$0	-	$1,150
Chairman of the Board of Directors	1998	$310,320	$36,000	-	$1,150

Richard C. Kimball (2)	2000	$240,000	$0	-	$1,200
Chief Strategic and Marketing Officer and	1999	$240,000	$0	-	$1,150
Director	1998	$210,360	$33,000	-	$1,150

John L. Forney (3)	2000	$192,000	$0	75,000	$1,200
President and Chief Operating Officer/Memorials Division	1999	$185,040	$0	-	$1,150
Chief Financial Officer and Treasurer, Director	1998	-	-	-	-

Jon M. Gregory	2000	$192,000	$0	75,000	$1,200
President and Chief Operating Officer/	1999	$185,040	$0	-	$1,150
Quarries Division, Director	1998	$171,920	$22,000	-	$1,150

John E. Keith (4)	2000	$192,000	$0	75,000	$1,200
Chief Operating Officer/Keith Business Unit	1999	$170,040	$0	-	$1,150
	1998	$165,000	$17,500	-	$1,150

-------------------

(1) In each case, represents a matching contribution under the Company's 401(K) plan.

(2) Mr. Kimball has been Chief Strategic and Marketing Officer since January 1, 2001.

(3) Mr. Forney has been the President and Chief Operating Officer/Memorials Division of the Company since January 1, 2001.

(4) Mr. Keith served as President/Memorials Division until December 31, 2000 and is currently serving as Chief Operating Officer/Keith Business Unit.

STOCK OPTION GRANTS

The following table sets forth information concerning options to purchase Class A Common Stock granted by the Company to Named Executive Officers during the 2000 fiscal year. Except as set forth below, the Company did not grant options to purchase its Class A Common Stock or Class B Common Stock to any Named Executive Officer.

OPTION GRANTS IN LAST FISCAL YEAR

Name		Percent of Total
	Number of Securities	Options Granted	Exercise
	Underlying Options	to Employees in	Price	Expiration	Potential Realizable Value at Assumed Annual
	Granted	Fiscal Year	($/Sh)	Date	Rates of Stock Appreciation for Option Term
					5%	10%

John L. Forney	75,000 (1)	19%	$4.94	July 20, 2004	$79,500	$171,500
John E. Keith	75,000 (1)	19%	$4.94	July 20, 2004	$79,500	$171,500

---------------

(1) The options become exercisable in 1/3 increments on July 20, 2001, 2002 and 2003, respectively.

The following table sets forth information concerning options to purchase Class A and Class B Common Stock held by the Named Executive Officers. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Company has not granted any stock appreciation rights.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

NAME			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
	SHARES		NUMBER OF SECURITIES		VALUE OF UNEXERCISED
	ACQUIRED ON	VALUE	UNDERLYING UNEXERCISED		IN-THE-MONEY OPTIONS
	EXERCISE	REALIZED	OPTIONS AT DECEMBER 31, 2000		AT DECEMBER 31, 2000 (1)
Kurt M. Swenson	-	-	5,000 (3)	-	$1,900	$ -
Richard C. Kimball	-	-	15,000 (2)	10,000 (3)	$3,800	$-
Jon M. Gregory	-	-	50,000 (3)	-	$38,000	$-
John L. Forney	-	-	-	75,000 (3)	$-	$-
John E. Keith	-	-	-	75,000 (3)	$-	$-

------------------

(1) These values are calculated using the $4.50 per share closing price of the Class A Common Stock on the Nasdaq National Market on December 31, 2000.

(2) Includes options to purchase 5,000 shares of Class B Common Stock and 10,000 shares of Class A Common Stock.

(3) Options to purchase shares of Class A Common Stock.

PENSION PLANS

The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into non-qualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including the Named Executive Officers listed in the table on the next succeeding page. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 2001 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

PENSION PLAN TABLE

FINAL AVERAGE
COMPENSATION	15 YEARS	20 YEARS	25 YEARS	30 YEARS	35 YEARS
-------------------------	----------------	- ---------------	--------------	---------------	---------------

$125,000	$39,098	$52,078	$65,097	$78,117	$78,117
$150,000	$47,308	$63,078	$78,847	$94,617	$94,617
$175,000	$55,558	$74,078	$92,597	$111,117	$111,117
$200,000	$63,808	$85,078	$106,347	$127,617	$127,617
$225,000	$72,058	$96,078	$120,097	$144,117	$144,117
$250,000	$80,308	$107,078	$133,847	$160,617	$160,617
$275,000	$88,558	$118,078	$147,597	$177,117	$177,117
$300,000	$96,808	$129,078	$161,347	$193,617	$193,617
$325,000	$105,058	$140,078	$175,097	$210,117	$210,117
$350,000	$113,308	$151,078	$188,847	$226,617	$226,617

These calculations are based on the retirement formula in effect as of December 31, 2000, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 2000 and rounded to the full year are: Mr. Forney, 2 years; Mr. Gregory, 25 years; Mr. Keith, 3 years; Mr. Kimball, 8 years; and Mr. Swenson, 27 years.

In addition, the Company's Salary Continuation Agreements provide for supplemental pension benefits to certain officers of the Company, including the Named Executive Officers listed in the table below. The following table sets forth the supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.

			ANNUAL
		TOTAL YEARS	RETIREMENT
	ANNUAL BASE	OF SERVICE	BENEFIT
NAME	COMPENSATION	AT AGE 65	AT AGE 65
---------	----------------------------	---------------------	-------------------

R. Kimball	$240,000	12	28,800
K. Swenson	$340,080	26	97,263
J. Gregory	$192,000	39	44,928

These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1% of a participant's highest annual base compensation times full years of service. The percentage range has been determined by the Board of Directors. There are no compensation increases assumed in these calculations.

Compensation Committee Report

Overall Policy

The Company's compensation of its executives is designed to link compensation to performance. The objectives of this strategy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this Proxy Statement (including in the Summary Compensation Table) and the Company's other executive officers.

The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

Base Salaries

The base salaries of the Company's executives, including Mr. Swenson, the Company's chief executive officer, for 2000 were determined by the Compensation Committee. In determining such base salaries the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities and salaries paid to similar executives by publicly held companies in the death care industry. Mr. Swenson's base salary remained unchanged in 2000.

Annual Performance Bonus

The Company's executive officers are eligible for an annual cash performance bonus. In 2000, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 2000 earnings. As a result of this recommendation, the Board of Directors implemented a bonus pool for the Company's officers based on a level of 2000 profits before taxes necessary for the Company to achieve (after giving effect to all bonuses) a specified minimum 2000 earnings per fully diluted share of Common Stock.

The Company did not earn this required minimum per share in 2000, and as a result no bonuses based on 2000 results were paid to any executive officers.

Stock Options

Under the 1994 Plan, stock options may be granted to the Company's executives by the Compensation Committee. In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries and annual bonus. Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time. On July 20, 2000, John L. Forney and John E Keith were granted options to purchase up to 75,000 shares of Class A Common Stock at an exercise price of $4.94 per share and with an expiration date of July 20, 2004. No other stock options were granted to executive officers during 2000. Stock options were also granted to various key employees of the Company.

Conclusion

Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, including considering the use of such commonly used measures as EVA (Economic Value Added), recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE

Charles M. Waite (Chairman)

James L. Fox

Frederick E. Webster Jr.

Compensation of Directors

Directors who are not also officers of the Company are paid annual directors' retainers of $10,000 and $500 for each meeting of the Board, including committee meetings. Directors are also eligible for stock option grants under the 1994 Plan.

Employment Agreements

The Company has an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month period following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason. If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

The Company also has employment agreements with each of the other Named Executive Officers (such employment agreements being referred to collectively as the "Other Employment Agreements"), each of which provides for an initial five-year employment term commencing on October 24, 1997, with the exception of the Company's agreement with John L. Forney, which has a five-year term commencing on January 22, 1999. The Other Employment Agreements provide for benefits of the type generally provided to key executives of the Company, and for continued payment of salary and benefits over the remainder of the term if the employee's employment is terminated by the Company without Cause (as defined in the Other Employment Agreements). The Other Employment Agreements or related undertakings generally prohibit the employee from competing with the Company during the term of employment and for two years thereafter, and contain customary confidentiality provisions in favor of the Company.

COMPARATIVE STOCKHOLDER RETURN

The following graph compares on a cumulative basis the percentage change during the period from October 21, 1997 to December 31, 2000, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services, Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International, Stewart Enterprises, Inc. and York Group, Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on October 21, 1997 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to its stock market capitalization at the beginning of each period for which a return is indicated.

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG ROCK OF AGES CORPORATION,

THE RUSSELL 2000 STOCK PRICE INDEX AND AN INDUSTRY PEER GROUP

Comparison of Stock holder Returns
	10/21/97	12/31/97	12/31/98	12/31/99	12/31/00
	-------------	--------	----------	-----------	----------
Rock of Ages Corporation	100	73.37	67.46	21.60	21.30
Russell 2000 Index	100	95.50	93.07	112.85	109.44
Industry Peer Group	100	112.40	117.94	35.61	33.23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with and prior to its initial public offering in 1997, the Company effected a reorganization whereby, among other things, the Company's then parent corporation Swenson Granite Company, Inc. ("Swenson Granite") was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company named Swenson Granite Company LLC ("Swenson LLC"). Kurt M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 30.3% of Swenson Granite LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a nonofficer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than 5% of the Class B Common Stock, is the President and Chief Executive Officer, and owns approximately 5% of Swenson LLC. Neither Kurt M. Swenson nor any other officer of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and parts to the Woodbury quarry and is reimbursed for the cost of such services. During 2000, the Company received approximately $127,000 for such maintenance service and parts. Both the Company and Swenson LLC have the right to terminate these services at any time and the Company has no obligation to purchase or continue to purchase Woodbury granite from Swenson LLC. The Company's purchases of granite provided by Swenson LLC in 2000 were approximately $55,000. Swenson also purchases granite blocks and slabs from the Company. Such purchases amounted to approximately $40,000 in 2000. The Company believes these arrangements with Swenson LLC are as favorable, or more favorable, to the Company than would be available from an unrelated party for comparable granite blocks.

In connection with the acquisition of Keith Monument in 1997, the Company entered into a five year triple net lease agreement with John E. Keith, who is an executive officer of the Company during fiscal 2000, for office buildings and retail locations. The lease provides for, and in 2000 the Company paid, annual rental payments of $190,846.

In February and April 2000 the Company loaned $130,000 to Richard C. Kimball and $143,186 to Jon M. Gregory in connection with the exercise of certain stock options by them. Mr. Kimball and Mr. Gregory are both directors and executive officers of the Company. The purpose of the loans was to assist Mr. Kimball and Mr. Gregory in paying certain taxes incurred in connection with the exercise of Company stock options and the resulting Alternative Minimum Tax imposed on the unrealized gain on the transactions. The loans are each evidenced by a demand promissory note and are secured by a pledge of the shares acquired in the option exercises. The notes are payable on demand and provide for annual interest of 5.88% on the outstanding principal balance. As of March 26, 2001, $130,000 remained outstanding on the loan to Mr. Kimball and $74,543 remained outstanding on the loan to Mr. Gregory.

On September 22, 2000, the company repurchased 30,000 shares of Class B Common Stock from Mark A. Gherardi, a Senior Vice President of the Company, in connection with Mr. Gherardi's resignation from the Company. The purchase price for the shares was $5.9375 per share, the closing bid price of the Company's Common Stock on the date prior to the repurchase, for a total purchase price of $178,125.

On January 3, 2001, the Company acquired 16 cemeteries and one granite memorial retailer in Kentucky owned by the Loewen Group, Inc. ("Loewen") for $6.8 million. The Company acquired the cemeteries and retailer from Loewen as the designee of Keith & Keith Enterprises, LLC ("Keith"), a limited liability company owned by John E. Keith and Roy H. Keith Jr. John Keith is currently the Chief Operating Officer of Keith Monument Company LLC and Rock of Ages Kentucky Cemetery LLC, both wholly owned subsidiaries of the Company. Roy Keith Jr. is a Vice President of Keith Monument Company LLC and Rock of Ages Kentucky Cemeteries LLC. Keith was the successful bidder in a bankruptcy auction of the combined package of 31 funeral homes and 19 cemeteries in Kentucky owned by Loewen. The Company agreed to purchase 16 of the cemetery properties and 1 memorial retailer that were part of the combined package. The purchase price of $6.8 million paid by the Company was the result of arms-length negotiations with Keith and the transaction was approved by the Company's non-employee directors. After the closing of the transaction with Loewen, Keith sold all of the 31 funeral homes and cemeteries not purchased by the Company to third parties. In connection with the transaction, John Keith entered into an amended and restated employment agreement with the Company, pursuant to which he receives $182,500 in annual base salary and a bonus based on the annual EBIT of the combined cemetery and memorial sales operations in Kentucky and Southern Illinois. In addition, John Keith agreed to extend the term of his employment agreement to December 31, 2004.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has recommended that the Board appoint, and the Board has appointed, KPMG LLP as the Company's independent auditors for the fiscal year 2001, and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Meeting. KPMG LLP has audited the Company's financial statements since 1990. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the By-Laws, or otherwise. In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting will be required to ratify the selection of KPMG LLP.

Audit Fees

KPMG LLP billed the Company aggregate fees of $266,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal year 2000.

Financial Information Systems Design and Implementation Fees

There were no services provided by KPMG LLP to the Company for the design and implementation of financial information systems during the last fiscal year.

All Other Fees

Fees billed or expected to be billed to the Company by KPMG LLP, other than for audit services and review of quarterly reports, including tax-related services, totaled approximately $134,660. The Audit Committee of the Board considered the provision of these additional services to be compatible with the maintenance of KPMG LLP's independence.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2001. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

OTHER MATTERS

Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying Proxies in accordance with their best judgment with respect to any such other matters which may come before the Meeting to the extent permitted by the applicable rules of the Commission.

STOCKHOLDER PROPOSALS

Under the rules and regulations of the Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 10, 2002 to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

Under the By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2002 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 6, 2002 and not later than March 8, 2002. The notice must contain certain information as specified in the By-Laws. Any such proposal received after March 8, 2002 will not be considered "timely" under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

By Order of the Board of Directors

Michael B. Tule

Secretary

Graniteville, Vermont

May 4, 2001

APPENDIX A

Rock of Ages Corporation

Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

- Monitor the independence and performance of the Company's independent auditors.

- Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have an accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. The members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The review of quarterly results may be accomplished through a conference call.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan engagement letter - discuss scope, staffing, locations, reliance upon management and internal auditor and general audit approach.

9. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of meeting and periodically report to the Board of Directors on significant results of the foregoing activities.

CLASS A COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 5, 2001

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 5, 2001 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of James L. Fox, Douglas M. Schair or Charles M. Waite is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2001. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of James L. Fox, Douglas M. Schair or Charles M. Waite is unable to or will not serve, and other mattters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2000 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK

JUNE 5, 2001

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the pate at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

	For all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right	The Company recommends a vote FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite Forney as directors and FOR the ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.

			Nominees:	James L. Fox	2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.	FOR	AGAINST	ABSTAIN
1. Election of	[ ]	[ ]		Douglas M. Schair		[ ]	[ ]	[ ]
Directors duly				Charles M. Waite
nominated
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below					Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.
------------------------------------------------------------------

(Signature)	(Signature)	(Title or Authority)	Dated: , 2001

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Please date, sign and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders

ROCK OF AGES CORPORATION

June 5, 2001

CLASS A COMMON STOCK

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

	For all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right	The Company recommends a vote FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite as directors and FOR the ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.

			Nominees:	James L. Fox	2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.	FOR	AGAINST	ABSTAIN
1. Election of	[ ]	[ ]		Douglas M. Schair		[ ]	[ ]	[ ]
Directors duly				Charles M. Waite
nominated
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below					Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.
------------------------------------------------------------------

(Signature)	(Signature)	(Title or Authority)	Dated: , 2001

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 5, 2001

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 5, 2001 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of James L. Fox, Douglas M. Schair or Charles M. Waite is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2001. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of James L. Fox, Douglas M. Schair or Charles M. Waite is unable to or will not serve, and other mattters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2000 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK

JUNE 5, 2001

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the pate at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

	For all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right	The Company recommends a vote FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite as directors and FOR the ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.

			Nominees:	James L. Fox	2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.	FOR	AGAINST	ABSTAIN
1. Election of	[ ]	[ ]		Douglas M. Schair		[ ]	[ ]	[ ]
Directors duly				Charles M. Waite
nominated
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below					Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.
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(Signature)	(Signature)	(Title or Authority)	Dated: , 2001

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Please date, sign and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders

ROCK OF AGES CORPORATION

June 5, 2001

CLASS B COMMON STOCK

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

	For all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right	The Company recommends a vote FOR the election of James L. Fox, Douglas M. Schair or Charles M. Waite as directors and FOR the ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.

			Nominees:	James L. Fox	2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2001.	FOR	AGAINST	ABSTAIN
1. Election of	[ ]	[ ]		Douglas M. Schair		[ ]	[ ]	[ ]
Directors duly				Charles M. Waite
nominated
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below					Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.
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(Signature)	(Signature)	(Title or Authority)	Dated: , 2001

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.